EXHIBIT 10.6


                       COMMUNITY REDEVELOPMENT CORPORATION

                                    GUARANTY


         This GUARANTY (this "Guaranty"), made this 18th day of March, 1998, by Community Redevelopment Corporation, a Florida corporation (the "Guarantor") in favor of Foothill Capital Corporation, a California corporation (the "Agent"), as agent for the Lenders (as defined below),

                              W I T N E S S E T H:

         WHEREAS, Source One Wireless, Inc., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages thereof (such financial institutions, together with their respective successors and assigns, being hereinafter each referred to as a "Lenders" and collectively as the "Lenders") and the Agent are parties to that certain Loan and Security Agreement dated September 8, 1997, as amended by that certain First Amendment to Loan and Security Agreement dated January 30, 1998 (as the same may hereafter be modified, amended, restated or supplemented from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to extend credit to the Borrower from time to time and the Borrower has granted a security interest in all of its assets to the Agent for the benefit of the Lender Group (as defined in the Loan Agreement); and

         WHEREAS, Guarantor is a Subsidiary (as defined in the Loan Agreement) of the Borrower, and Guarantor will realize substantial direct and indirect benefits as a result of the extensions of credit to the Borrower pursuant to the Loan Agreement; and

         WHEREAS, the Lender Group has required that the Guarantor execute and deliver this Guaranty to the Agent (i) as a condition precedent to the execution of the Second Amendment to the Loan and Security Agreement of even date herewith, (ii) in order to secure the prompt and complete payment, observance and performance of all of the Obligations (as defined in the Loan Agreement) and
(iii) as a condition precedent to the continued extension of credit under the Loan Agreement; and

         WHEREAS, the obligations of the Guarantor hereunder are secured by security interests granted to the Agent by the Guarantor pursuant to that certain Subsidiary Security Agreement of even date herewith (the "Subsidiary Security Agreement") between the Agent and the Guarantor and by the other Loan Documents (as defined in the Loan Agreement) to which the Guarantor is a party;

         NOW, THEREFORE, for and in consideration of the recitals made above, Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Guarantor hereby agrees that capitalized terms used herein and not otherwise defined herein are used as defined in the Loan Agreement, and further agrees as follows:

         1. Guarantor hereby guarantees, subject to the limitations set forth in
Section 7 hereof, to the Agent for the benefit of the Lender Group, the full and prompt payment of the Obligations pursuant to the Loan Agreement and every other Loan Document, including any interest thereon, plus actual and reasonable attorneys' fees and expenses if the obligations represented by this Guaranty are collected by law, through an attorney-at-law, or under advice therefrom.

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         2. Regardless of whether any proposed guarantor or any other Person shall become in any other way responsible to the Agent or the Lenders, or any of them, for or in respect of the Obligations or any part thereof, and regardless of whether or not any Person now or hereafter responsible to the Agent or the Lenders, or any of them, for the Obligations or any part thereof, whether under this Guaranty or otherwise, shall cease to be so liable, the Guarantor hereby declares and agrees that this Guaranty shall be a joint and several obligation, shall be a continuing guaranty and shall be operative and binding until the Obligations shall have been indefeasibly paid or performed in full and the Lenders shall be under no further obligation to extend any additional credit under the Loan Agreement.

         3. Upon this Guaranty's being executed and coming into the hands of the Agent, this Guaranty shall be deemed to be finally executed and delivered by the Guarantor and shall not be subject to or affected by any promise or condition affecting or limiting the Guarantor's liability, except as stated in the Loan Agreement, and no statement, representation, agreement or promise on the part of the Agent, the Lenders, the Borrower, or any of them, or any officer, employee or agent thereof, unless contained herein, forms any part of this Guaranty or has induced the making thereof or shall be deemed in any way to affect the Guarantor's liability hereunder. The Guarantor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, set-off, counterclaim or cross-claim of any nature whatsoever with respect to this Guaranty or the obligations of the Guarantor under this Guaranty or the obligations of any other Person or party (including, without limitation, the Borrower) relating to this Guaranty or the obligations of the Guarantor under this Guaranty or otherwise with respect to the Obligations in any action or proceeding brought by the Agent hereof to collect the Obligations or any portion thereof, or to enforce the obligations of the Guarantor under this Guaranty.

         4. The Agent or the Lenders, or any of them, may from time to time, without exonerating or releasing the Guarantor in any way under this Guaranty,
(i) take such further or other security or securities for the Obligations or any part thereof as it may deem proper, or (ii) release, discharge, abandon or otherwise deal with or fail to deal with the Guarantor of the Obligations or any security or securities therefor or any part thereof now or hereafter held by the Agent or any of the Lenders, or (iii) amend, modify, extend, accelerate or waive in any manner any of the provisions, terms, or conditions of the Loan Documents, all as it may consider expedient or appropriate in its sole discretion. Without limiting the generality of the foregoing, or of Section 5 hereof, it is understood that the Agent or the Lenders, or any of them, may, without exonerating or releasing the Guarantor, give up, or modify or abstain from perfecting or taking advantage of any security for the Obligations and accept or make any compositions or arrangements, and realize upon any security for the Obligations when, and in such manner, and with or without notice, all as such Person may deem expedient.

         5. The Guarantor acknowledges and agrees that no change in the nature or terms of the Obligations or any of the Loan Documents, or other agreements, instruments or contracts evidencing, related to or attendant with the Obligations (including any novation), shall discharge all or any part of the liabilities and obligations of the Guarantor pursuant to this Guaranty; it being the purpose and intent of the Guarantor and the Agent that the covenants, agreements and all liabilities and obligations of the Guarantor hereunder are absolute, unconditional and irrevocable under any and all circumstances. Without limiting the generality of the foregoing, the Guarantor agrees that until each and every one of the covenants and agreements of this Guaranty is fully performed, and without possibility of recourse, whether by operation of law or otherwise, the Guarantor's undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this paragraph of this Guaranty,


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be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, omission of the Agent or any Lender, or any of them, or its or their failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Agent or any Lender, or any of them, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, the Guarantor or by reason of any further dealings between the Borrower on the one hand and the Agent or any Lender, on the other hand or any other guarantor or surety, and the Guarantor hereby expressly waives and surrenders any defense to its liability hereunder, or any right of counterclaim or offset of any nature or description which it may have or may exist based upon, and shall be deemed to have consented to, any of the foregoing acts, omissions, things, agreements or waivers.

         6. The Agent and each of the Lenders may, without demand or notice of any kind upon or to the Guarantor, at any time or from time to time when any amount shall be due and payable hereunder by the Guarantor, if the Borrower shall not have timely paid any of the Obligations, set-off and appropriate and apply to any portion of the Obligations hereby guaranteed, and in such order of application as the Agent or such Lender may from time to time elect in accordance with the Loan Agreement, any deposits, property, balances, credit accounts or moneys of the Guarantor in the possession of the Agent or such Lender, or under their respective control for any purpose.

         7. The creation or existence from time to time of Obligations in excess of the amount committed to or outstanding on the date of this Guaranty is hereby authorized, without notice to the Guarantor, and shall in no way impair or affect this Guaranty or the rights of the Agent herein. Anything herein to the contrary notwithstanding, the liability of the Guarantor hereunder shall not exceed the amount which would be enforceable in a bankruptcy, insolvency or other similar proceeding giving effect to fraudulent conveyance and other similar laws relating to the insolvency of debtors.

         8. Upon the bankruptcy or winding up or other distribution of assets of the Borrower or of any surety or guarantor (other than the Guarantor) for any Obligations of the Borrower to the Agent and the Lenders, the rights of the Agent against the Guarantor shall not be affected or impaired by the omission of the Agent or any Lender to prove its claim, or to prove the full claim, as appropriate, and the Agent may prove such claims as it sees fit and may refrain from proving any claim and in its discretion may value as it sees fit or refrain from valuing any security held by it without in any way releasing, reducing or otherwise affecting the liability to the Agent of the Guarantor.

         9. Any amount received by the Agent from whatsoever source and applied toward the payment of the Obligations shall be applied in accordance with the terms of the Loan Agreement.

         10. The Guarantor hereby absolutely, unconditionally and irrevocably expressly waives, except to the extent such waiver would be expressly prohibited by applicable law, the following: (a) notice of acceptance of this Guaranty, (b) notice of the existence or creation of all or any of the Obligations, (c) presentment, demand, notice of dishonor, protest and all other notices whatsoever, (d) all diligence in collection or protection of or realization upon the Obligations or any part thereof, any obligation hereunder, or any security for any of the foregoing, (e) all rights to enforce any remedy which the Agent or the Lenders, or any of them, may have against the Borrower, and (f) all rights of subrogation, indemnification, contribution and reimbursement from the Borrower and any benefit of, or right to participate in, any collateral or security now or hereinafter held by the Agent or the Lenders, or any of them, in respect of the Obligations. If a claim is ever made upon the Agent or any of the Lenders for


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the repayment or recovery of any amount or amounts received by such Person in payment of any of the Obligations and such Person repays all or part of such amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such Person or any of its property, or (b) any settlement or compromise of any such claim effected by such Person with any such claimant, including the Borrower, then in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding any revocation hereof or the cancellation of any promissory note or other instrument evidencing any of the Obligations, and the Guarantor shall be and remain obligated to such Person hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Person.

         11. The Agent and the Lenders may, to the extent permitted under the Loan Agreement, sell, assign or transfer all or any part of the Obligations, and in such event each and every permitted assignee, transferee, or holder of all or any of the Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such permitted assignee, transferee or holder as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits.

         12. This Guaranty is a continuing guaranty of the Obligations and all liabilities to which it applies or may apply under the terms hereof and shall be conclusively presumed to have been created in reliance hereon. No failure or delay by the Agent in the exercise of any right, power, privilege or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy and no course of dealing between the Guarantor and the Agent or any Lender shall operate as a waiver thereof. No action by the Agent permitted hereunder shall in any way impair or affect this Guaranty. For the purpose of this Guaranty, the Obligations shall include, without limitation, all Obligations of the Borrower to the Agent and the Lenders, notwithstanding any right or power of any third party, individually or in the name of the Borrower, the Agent, the Lenders, or any of them, to assert any claim or defense as to the invalidity or unenforceability of any such Obligation, and no such claim or defense shall impair or affect the obligations of the Guarantor hereunder.

         13. This Guaranty shall be binding upon the Guarantor, its successors and permitted assigns and inure to the benefit of the successors and assigns of the Agent and the Lenders. The Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of the Agent. No alteration or waiver of this Guaranty or of any of its terms, provisions or conditions shall be binding upon the parties against whom enforcement is sought unless made in writing and signed by an authorized officer of such party.

         14. This is a guaranty of payment and not of collection. In the event the Agent makes a demand upon the Guarantor under this Guaranty, the Guarantor shall be held and bound to the Agent directly as debtor in respect of the payment of the amounts hereby guaranteed. All costs and expenses, including actual and reasonable attorneys' fees and expenses, incurred by the Agent in obtaining performance of or collecting payments due under this Guaranty to the extent permitted by the Loan Agreement, shall be deemed part of the Obligations guaranteed hereby. Any notice or demand which the Agent may wish to give shall be served upon the Guarantor in the fashion prescribed for notices in the Loan Agreement at the address for the Guarantor given on Exhibit A attached hereto and the notice so sent shall be deemed to be served as set forth in the Loan Agreement.


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         15. The Guarantor expressly represents and acknowledges that any financial accommodations by the Agent and the Lenders to the Borrower, including, without limitation, the extension of credit, are and will be of direct interest, benefit and advantage to the Guarantor.

         16. The Guarantor covenants and agrees that so long as the Commitments are outstanding or any amount is owing on account of the Obligations (as defined in the Loan Agreement) or otherwise pursuant to this Guaranty, the Guarantor shall permit, as provided in the Loan Agreement with respect to the Borrower, representatives of the Agent and the Lenders to visit and inspect properties of the Guarantor, inspect the Guarantor's books and records and discuss with the principal officers of the Guarantor its businesses, assets, liabilities, financial position, results of operations and business prospects.

         17. The Guarantor hereby represents and warrants that:

                  (a the Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority and the legal right to own and operate property, to lease the property the Guarantor operates and to conduct the business in which the Guarantor is currently engaged;

                  (b the Guarantor has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty and the other Loan Documents to which it is a party, and has taken all necessary action to authorize the execution, delivery and performance of this Guaranty and each of the other Loan Documents to which it is a party;

                  (c this Guaranty and each of the other Loan Documents to which it is a party constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law);

                  (d the execution, delivery and performance of this Guaranty and the other Loan Documents to which it is a party will not violate any provision of any governmental requirement or contractual obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any governmental requirement or contractual obligation of the Guarantor;

                  (e no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any partner, stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty or (except as provided in such other Loan Documents) any other Loan Document to which it is a party other than consents which have been obtained (copies of which have been provided to the Agent) and, except with respect to certain state law, as set forth on Schedule 5.15 of the Loan Agreement;

                  (f no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of the Guarantor's properties or revenues (1) with respect to this Guaranty or any other Loan Document to which it is a party or


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         any of the transactions contemplated hereby or thereby or (2) which could reasonably be expected to cause a Material Adverse Change;

                  (g the Guarantor has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien of any nature whatsoever except for (1) Liens of the type described in the definition of "Permitted Liens" in Section 1.1 of the Loan Agreement (excluding any Liens of the type listed on Schedule P-1 to Loan Agreement) and (2) the Liens, if any, of the Guarantor specifically listed on such Schedule P-1 of the Loan Agreement; and

                  (h that the representations contained in the Loan Agreement, insofar as such representations apply to the Guarantor, are true and correct.

         The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each borrowing by the Borrower under the Loan Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

         18. The Guarantor hereby irrevocably and unconditionally:

                  (a submits for itself and its property in any legal action or proceeding relating to this Guaranty and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of Fulton County, State of Georgia, the courts of the United States of America sitting in Fulton County, Georgia, and appellate courts from any thereof, or at the sole option of the Lender Group, in any other court in which the Lender Group shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy;

                  (b consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor at its address set forth on Exhibit A attached hereto; and

                  (d agrees that nothing herein shall affect the right to effect service or process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         19. EACH OF THE AGENT AND THE GUARANTOR HEREBY KNOWINGLY, INTENTIONALLY, IRREVOCABLY AND UNCONDITIONALLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.


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         20. This Guaranty shall be construed and interpreted in accordance with the internal laws of the State of Georgia applicable to agreements made and to be performed wholly within the State of Georgia without reference to the conflicts or choice of law principles thereof.

         21. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Agent" shall be a reference to the Agent for the benefit of the Lender Group, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Agent for the benefit of the Lender Group.

         22. Upon payment in full of all principal and interest on the Obligations, termination of the Commitments and satisfaction in full of all other Obligations outstanding, this Guaranty shall terminate and the Agent shall take all action reasonably requested by any Guarantor (at the expense of the Borrower or such Guarantor) to evidence the termination of this Guaranty.

         23. The parties hereby agree that this Agreement shall constitute a Loan Document as that term is defined in the Loan Agreement.



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         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.


GUARANTOR:                             COMMUNITY REDEVELOPMENT CORPORATION,
                                       a Florida corporation


                                       By:    /s/ Dov Trop
                                           -------------------------------------
                                         Its: President

                                    EXHIBIT A

                               ADDRESS FOR NOTICES


Community Redevelopment Corporation
c/o Source One Wireless, Inc.
1040 South Milwaukee Avenue
Wheeling, Illinois 60090
Attn: Mr. Dave Trop